JOINT FILING AGREEMENT


     This will confirm the agreement by and among all the undersigned that the
Schedule 13D filed on or about this date, and all amendments thereto, with respect to the beneficial ownership of the undersigned of shares of common stock, par value $1.00 per share, of PXRE Group Ltd. shall be filed on behalf of each of the undersigned. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Dated:  April 8, 2005

                                    Capital Z Financial Services Fund II, L.P.
                                    By: Capital Z Partners, Ltd.,
                                        its ultimate general partner

                                    By:    /s/ Craig Fisher
                                       ---------------------------------------
                                           Craig Fisher
                                           General Counsel

                                    Capital Z Financial Services Private
                                      Fund II, L.P.
                                    By: Capital Z Partners, Ltd.,
                                        its ultimate general partner

                                    By:    /s/ Craig Fisher
                                       ---------------------------------------
                                           Craig Fisher
                                           General Counsel

                                    Capital Z Partners, L.P.
                                    By: Capital Z Partners, Ltd.,
                                        its ultimate general partner

                                    By:    /s/ Craig Fisher
                                       ---------------------------------------
                                           Craig Fisher
                                           General Counsel

                                    Capital Z Partners, Ltd.

                                    By:    /s/ Craig Fisher
                                       ---------------------------------------
                                           Craig Fisher
                                           General Counsel

                                    Capital Z Management, LLC

                                    By:    /s/ Craig Fisher
                                       ---------------------------------------
                                           Craig Fisher
                                           General Counsel